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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2004


                                 TVI CORPORATION
             (Exact name of registrant as specified in its charter)



           Maryland                   010-10549                  52-1085536
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                 7100 Holladay Tyler Road, Glenn Dale, MD 20769
                    (Address of Principal Executive Offices)

                                 (301) 352-8800
              (Registrant's telephone number, including area code)



















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Item 5.  Other Events and Regulation FD Disclosure.

         On May 25, 2004, TVI Corporation (the "Company") issued a press release announcing highlights of the Company's 2004 Annual Stockholder Meeting and the appointment of a new Chief Financial Officer. The press release is set forth in
Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.       Description
         -----------       -----------

         99                Press  Release  dated  May  25,  2004  entitled  "TVI
                           Corporation   Announces  Highlights  of  2004  Annual
                           Stockholders Meeting and Appointment of New CFO"

         Information contained in the attached press release constitutes forward-looking statements within the meaning of the securities laws and involves expectations, beliefs, plans, intentions or strategies regarding the future and speak only as of the date of the press release. These statements may be identified by the use of forward-looking words or phrases such as "should", "believes", expects", "might result", and others. These forward-looking statements involve risks and uncertainties and are not guarantees of future performance, as actual results could differ materially from our current expectations. Such risks and uncertainties include achieving order and sales levels to fulfill revenue expectations; the Company's ability to respond to changes in the counter-terrorism, military, public safety, and first responder communities; adverse changes in governmental regulations; expected costs or charges, certain of which may be outside the control of the Company; the time and costs involved in the marketing and promotion for the Company's products; the possible cancellation of existing orders for the Company's products; general economic and business conditions; and competitive factors in the Company's markets and industry generally. The foregoing list of important factors is not all-inclusive, as numerous other factors could cause or contribute to such differences, including, but not limited to, those set forth in the Company's Annual Report to Stockholders, 10-K, 10-Q, and other SEC filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the press release. The Company assumes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TVI CORPORATION
                                 (Registrant)



Date: May 25, 2004               By:      /S/ RICHARD V. PRIDDY
                                    --------------------------------------------
                                    Name: Richard V. Priddy
                                    Title: President and Chief Executive Officer





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                                  EXHIBIT INDEX
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Exhibit No.       Description
-----------       -----------

99 Press Release dated May 25, 2004 entitled "TVI Corporation Announces Highlights of 2004 Annual Stockholders Meeting and Appointment of New CFO"